December 16, 2004                                                EXHIBIT 10.28

                                           *** TEXT OMITTED AND FILED SEPARATELY
                                    PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST
                                            UNDER 17 C.F.R. SECTION 200.80(b)(4)
                                               AND RULE 406 UNDER THE SECURITIES
                                                         ACT OF 1933, AS AMENDED

                             AMENDMENT TO AGREEMENT

      THIS AMENDMENT TO AGREEMENT (the "Amendment") is made and entered into effective as of December 16, 2004 (the "Amendment Effective Date"), by and between STRUCTURAL GENOMIX, INC., a corporation incorporated under the laws of the State of Delaware and with its principal place of business located at 10505 Roselle Street, San Diego, CA 92121 ("SGX") and UROGENE S.A., a corporation incorporated under the laws of France with a principal place of business at 4 Rue Pierre Fontaine - Genopole 91058 Evry, Cedex, France, ("UG"). UG and SGX may be referred to herein as a "Party" or, collectively, as "Parties".

                                    RECITALS

      A. UG and SGX have entered into a Collaboration Agreement (the "Agreement") effective December 1, 2003, under which the Parties have agreed to conduct a collaborative research program with a view to identify and develop products targeting the human protein kinase RON. Such program has been progressively extended to inhibitors of MET, a human protein kinase receptor sharing homologies with RON.

      B. As of the Amendment Effective Date, [...***...] ([...***...]) Lead Compounds discovered using high throughput screening of SGX libraries of compounds have been designated by the JRC.

      C. UG has informed SGX of its intent to sell substantially all of its assets to Institut de Recherche Pierre Fabre S.A.S. ("IRPF") or any other Company of the Pierre Fabre Group that may be substituted to IRPF for such purposes (hereinafter called "Pierre Fabre") and has further informed SGX that Pierre Fabre is engaged in a MET/RON program with biological and chemical entities having a molecular weight exceeding [...***...] ([...***...]) Daltons (hereinafter called the "Pierre Fabre program").

      NOW, THEREFORE, the Parties agree as follows:

1.    AMENDMENT OF THE AGREEMENT

      The Parties hereby agree to amend the terms of the Agreement as provided below, effective as of the Amendment Effective Date. To the extent that the Agreement is explicitly amended by this Amendment, the terms of the Amendment will control where the terms of the Agreement are contrary to or conflict with the following provisions. Where the Agreement is not explicitly amended, but however subject to any future amendment that SGX and UG's assignee may further agree to, the terms of the Agreement will remain in force. Capitalized terms used in this Amendment that are not otherwise defined herein shall have the same meanings as such terms are defined in the Agreement.

      1.1 Add two new definitions to the Agreement, reading as follows:

"COMPOUND" means any chemical entity, whether synthetic or natural, the molecular weight (MW) of which is below [...***...] Daltons (MW<[...***...]), in the possession or Control of a Party as of the Effective Date and included by the JRC in the Collaboration or synthesized by either Party during and in the course of the Collaboration.

                                          1. ***CONFIDENTIAL TREATMENT REQUESTED

"COLLABORATION COMPOUND" means any Compound that comprises or contains or is synthesized based on a Lead Compound, and is directed at inhibiting, modulating or altering the activity of the Target. Collaboration Compounds do not include SGX Compounds or UG Compounds.

      1.2 AMEND SECTION 1.5. of the Agreement as follows : "COLLABORATION PRODUCT" means any product that comprises or contains a Collaboration Compound that has been designated by the JRC as a Safety Assessment Candidate or a Drug Candidate. Collaboration Products do not include SGX Products or UG Products.

      1.3 AMEND SECTION 1.6 OF THE AGREEMENT AS FOLLOWS : "COLLABORATION TECHNOLOGY" means Patent Rights and Know-How which are conceived or reduced to practice or otherwise developed by or on behalf of UG or SGX, or jointly by UG and SGX, in each case during and in the performance of the Collaboration, including without limitation, Collaboration Compounds, Collaboration Products and Information but excluding SGX Compounds, UG Compounds, SGX Products, UG Products, SGX Background Technology, and UG Background Technology.

      1.4 AMEND SECTION 1.8. OF THE AGREEMENT AS FOLLOWS : "COMPETING PRODUCT" means a product developed outside of the Collaboration for application in the Therapeutic Field, containing a molecule the molecular weight of which is below [...***...] Daltons (MW < [...***...]) and, which has activity in an [...***...]
against the Target.

      1.5 AMEND SECTION 1.19. OF THE AGREEMENT AS FOLLOWS : "INFORMATION" means information derived from research activities during the Collaboration, development, Registration, manufacture, sale or use of Collaboration Compounds and Collaboration Products, including without limitation, information related to Compounds and their structure, function and formulation, regulatory filings and submissions, correspondence and communications.

      1.6 AMEND SECTION 1.23. OF THE AGREEMENT AS FOLLOWS : "KNOW-HOW" means all data (including without limitation data from preclinical and clinical studies and test data including analytical, pharmacological, toxicological, clinical test, quality control and adverse events data), inventions, Information, , instructions, designs, formulas, software, materials, methods, processes and techniques.

      1.7 AMEND SECTION 1.24. OF THE AGREEMENT AS FOLLOWS : "LEAD COMPOUND" means a Compound with the properties designated by the JRC as required properties for a Lead Compound, and which is designated by the JRC as a Lead Compound in accordance with Section 2.4(b)(v) and Table 1 of the Research Plan.

      1.8 AMEND SECTION 1.35. OF THE AGREEMENT AS FOLLOWS : "SGX BACKGROUND TECHNOLOGY" means Patent Rights and Know-How which are: (a) in the possession or Control of SGX prior to the Effective Date, as listed in Annex A hereto; or (b) developed by or on behalf of SGX (i) outside the Collaboration or (ii) within the Collaboration and comprise methodologies, protocols or technologies which have application to targets or compounds in addition to the Target and Compounds that are the subject of the Collaboration; provided that such Patent Rights and Know-How are necessary to the conduct of the Collaboration.

                                          2. ***CONFIDENTIAL TREATMENT REQUESTED

      1.9 AMEND SECTION 1.36. OF THE AGREEMENT AS FOLLOWS : "SGX COMPOUNDS" means Compounds in the possession or Control of SGX identified and developed by or on behalf of SGX from SGX's compound screening activities, prior to or during the Collaboration, which are not designated by the JRC as Lead Compounds.

      1.10 AMEND SECTION 1.42. OF THE AGREEMENT AS FOLLOWS : "TARGET" means the human protein kinase receptors RON and/or MET. All references in the Agreement to "Target" shall mean either RON or MET or both RON and MET, as the context requires.

      1.11 AMEND SECTION 1.46. OF THE AGREEMENT AS FOLLOWS : "UG BACKGROUND TECHNOLOGY" means Patent Rights and Know-How which are: (a) in the possession or Control of UG prior to the Effective Date, as listed in Annex B hereto; or (b) developed by or on behalf of UG (i) outside the Collaboration or (ii) within the Collaboration and comprise methodologies, protocols or technologies which have application to targets or compounds in addition to the Target and Compounds that are the subject of the Collaboration; provided that such Patent Rights and Know-How are necessary to the conduct of the Collaboration.

      1.12 AMEND SECTION 1.47. OF THE AGREEMENT AS FOLLOWS : "UG COMPOUNDS" means Compounds in the possession or Control of UG identified and developed by or on behalf of UG from UG's compound screening activities, prior to or during the Collaboration, which are not designated by the JRC as Lead Compounds.

      1.13 AMEND SECTION 3.13. of the Agreement by inserting the following at the end of the section: "In the event that Pierre Fabre or any company controlled by Pierre Fabre succeeds in interest to UG under this Agreement, then, (i) notwithstanding anything to the contrary in the Agreement, SGX agrees that any products arising from the Pierre Fabre Program shall not be considered Competing Products under this Agreement, and (ii) Pierre Fabre agrees that Pierre Fabre or such company controlled by Pierre Fabre will continue to diligently conduct the Collaboration in accordance with the Research Plan and Development Plan.

2.    RESTATEMENT OF THE AGREEMENT.

      Subject to the sale by UG of substantially all of its assets to Pierre Fabre and consequently the assignment of the Agreement by UG to Pierre Fabre as provided in Section 12.6 of the Agreement, SGX agrees to diligently enter into good faith discussions with Pierre Fabre, to (i) amend certain provisions of the Agreement, including but not limited to the following provisions : [...***...] ([...***...]), [...***...] ([...***...]), [...***...] ([...***...]), [...***...]
([...***...]), [...***...] ([...***...]), [...***...], [...***...] ([...***...])
and (ii) consider adding new provisions relating to [...***...], [...***...] and [...***...], all with a view to amend and restate the Agreement by June 30, 2005 at the latest.

3.    MISCELLANEOUS

      3.1 FULL FORCE AND EFFECT. This Amendment amends the terms of the Agreement and is deemed incorporated into, and governed by all other terms of, the Agreement. The provisions of the Agreement, as amended by this Amendment, remain in full force and effect.

                                          3. ***CONFIDENTIAL TREATMENT REQUESTED

      3.2 COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      In Witness Whereof, the Parties have executed this Amendment in duplicate originals by their authorized officers as of the date and year first above written.

                             UROGENE S.A.

                             By: Ch. Grenier /s/ [Illegible]
                                 ------------------------------------

                             Title: CEO

                             STRUCTURAL GENOMIX, INC.

                             By: /s/ Mike Grey
                                 ------------------------------------

                             Title: M.G. Grey
                                    President

                                       4.

                                     ANNEX A
                            SGX BACKGROUND TECHNOLOGY
                             AS OF DECEMBER 1, 2003

1. [...***...] protein production for biochemical screening:

      - [...***...]for expression of [...***...] kinase domain in insect cells
      - [...***...] stock ([...***...]) for production in insect cells

2. [...***...] protein production for biochemical screening:

      - [...***...]for expression of [...***...] kinase domain in insect cells
      - [...***...] stock ([...***...]) for production in insect cells

3. Kinase [...***...], [...***...],[...***...] and [...***...] structure protocols for the kinase domains of various proteins for use in [...***...].

4. [...***...] kinase [...***...] methods

5. A [...***...] of diverse, [...***...] including kinase [...***...], as of December 1, 2003

                                          5. ***CONFIDENTIAL TREATMENT REQUESTED

                                     ANNEX B
                            UG BACKGROUND TECHNOLOGY

1. A collection of bladder and [...***...], associated with the corresponding clinical data.

2.    A [...***...] of [...***...], as of Dec. 1st 2003.

3.    [...***...] protein production for biochemical screening :

      - A [...***...] for expression of [...***...] kinase domain in insect cells

      - A [...***...] stock ([...***...]) for production in insect cells

4.    [...***...] expression in [...***...] and [...***...] cells :

      - A [...***...] for expression of [...***...] kinase domain in [...***...]
and [...***...] cells
      - [...***...] cells stably expressing [...***...] kinase domain

5. Bladder cell lines stably expressing [...***...] ([...***...]) or [...***...] construct :

      - [...***...] overexpressing [...***...]
      - [...***...] overexpressing [...***...]
      - [...***...] overexpressing [...***...]
      - [...***...] overexpressing [...***...]
      - [...***...] overexpressing [...***...]
      - [...***...] overexpressing [...***...]

6.    Miscelaneous :

      - One [...***...] specific [...***...]
      - One [...***...] specific [...***...]
      - [...***...] specific [...***...] validated for [...***...]
      - [...***...] specific [...***...] validated for [...***...]

                                          6. ***CONFIDENTIAL TREATMENT REQUESTED

                        AMENDMENT No2 TO AGREEMENT

      THIS AMENDMENT No2 TO AGREEMENT (the "Amendment No2") is made and entered into effective as of January 1, 2005 (the "Amendment Effective Date"), by and between STRUCTURAL GENOMIX, INC., a corporation incorporated under the laws of the State of Delaware and with its principal place of business located at 10505 Roselle Street, SAN DIEGO, CA 92121 ("SGX") and PIERRE FABRE UROLOGIE S.A.S.U., a corporation incorporated under the laws of France with a principal place of business at 11 Avenue Albert Einstein-69100 VILLEURBANNE, France, ("PFU"). SGX and PFU may be referred to herein as a "Party" or, collectively, as "Parties".

                                    RECITALS

      A. UROGENE S.A., a corporation incorporated under the laws of France with a principal place of business at 4 Rue Pierre Fontaine - Genopole 91058 Evry, Cedex, France, ("UG") and SGX have entered into a Collaboration Agreement effective December 1, 2003, under which the Parties have agreed to conduct a collaborative research program with a view to identify and develop products targeting the human protein kinase RON. Such program has been progressively extended to inhibitors of MET, a human protein kinase receptor sharing homologies with RON.

      B. UG and SGX have entered into an Amendment to the Agreement effective December 16, 2004.

      C. By a letter dated January 5, 2005, UG has informed SGX of the completion of the sale of substantially all of its assets to PFU, an Affiliate of Institut de Recherche Pierre Fabre S.A.S. effective on January 1, 2005.

      NOW, THEREFORE, SGX and PFU agree as follows:

ARTICLE 1.  ASSIGNMENT OF THE AGREEMENT

      As provided in Section 12.6 of the Collaboration Agreement as amended on December 16, 2004 (collectively the "Agreement"), SGX hereby acknowledges the assignment of the Agreement to PFU effective as of January 1, 2005.

ARTICLE 2.  COUNTERPARTS

      This Amendment no2 may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


                                       1.

      In Witness Whereof, the Parties have executed this Amendment No2 in duplicate originals by their authorized officers as of the date and year first above written.


                                              PIERRE FABRE UROLOGIE S.A.S.U.



                                                   /s/Jacques Kusmierek
                                              ----------------------------------
                                              By:    Jacques KUSMIEREK
                                              Title: President



                                              STRUCTURAL GENOMIX, INC.



                                                       /s/M.G. Grey
                                              ----------------------------------
                                              By:    M.G. GREY
                                              Title: President and CEO



                                       2.

                       (PIERRE FABRE UROLOGIE LETTERHEAD)


                                          STRUCTURAL GENOMIX INC.
                                          10505 Roselle Street
                                          SAN DIEGO CA 92121
                                          USA

                                          Attention: Mike GREY - President & CEO


                                          Castres, July 25, 2005




Re: Collaboration Agreement dated December 1, 2003


Dear Sirs:

We hereby confirm that, pursuant to Section 12.6 of the Collaboration Agreement made and entered into as of December 1, 2003 by and between STRUCTURAL GENOMIX INC. and UROGENE S.A., as further amended on December 16, 2004 and on January 1, 2005 (the "Agreement"), and effective on July 1, 2005, PIERRE FABRE UROLOGIE has assigned all of its rights and obligations under the Agreement to its Affiliate (as defined in the Agreement):

                          PIERRE FABRE MEDICAMENT S.A.

                         having a registered office at:

                              45, place Abel-Gance
                          92654 BOULOGNE CEDEX - FRANCE
                           RCS Nanterre SB 326.118.502

                     and a principal place of business at :

                        Parc Industriel de la Chartreuse
                          81106 CASTRES CEDEX - FRANCE


         Pierre Fabre Urologie S.A.S. au capital de 1 000 000.00 euros.
          no SIRET 48001135200014 - TVA FR 04480011352 - Code NAF 7312

PIERRE FABRE MEDICAMENT S.A. hereby accepts and agrees to such assignment as of the aforesaid date.

As a consequence of the aforesaid assignment, all notices to be served according to Section 12.3 of the Agreement shall be delivered to:

                  PIERRE FABRE MEDICAMENT S.A.
                  La Chartreuse I
                  81106 CASTRES CEDEX FRANCE
                  Attention:  Chief Operating Officer
                  Facsimile No.:  33 5 63 71 45 34

                  With a copy to: PIERRE FABRE MEDICAMENT
                                  La Chartreuse I
                                  81106 CASTRES CEDEX FRANCE
                                  Attention:  General Counsel
                                  Facsimile No.:  33 5 63 71 39 95

For the sake of good order, we thank you for acknowledging receipt of this letter by returning to us one signed coy thereof, and remain,

Very Truly Yours,


PIERRE FABRE UROLOGIE S.A.S.U.                 PIERRE FABRE MEDICAMENT S.A.



      /s/ Jacques Kusmierek                          /s/Jean-Pierre Couzinier
----------------------------------------       ---------------------------------
By: Jacques KUSMIEREK                          By: Jean-Pierre COUZINIER
    President                                      Chief Operating Officer



         Pierre Fabre Urologie S.A.S. au capital de 1 000 000.00 euros.
          no SIRET 48001135200014 - TVA FR 04480011352 - Code NAF 7312